Related Party Transactions	12 Months Ended
Dec. 31, 2025
Disclosure of related party [Abstract]
Related Party Transactions

26	RELATED PARTY TRANSACTIONS
In 2025 and 2024, there were no related party transactions other than compensation of key management personnel. Remuneration of key management (includes members of the Board and executive team) for the years ended:

	For the years ended
Expense by nature for the years ended:	December 31, 2025	December 31, 2024

Salaries and short-term employee benefits	10.1	9.9
Share-based payments	32.9	18.5
	$43.0	$28.4
These transactions are in the normal course of operations and all of the transactions are measured at the exchange amount of consideration established and agreed to by the parties. The increase in share-based compensation expense for the year ended December 31, 2025, was primarily due to the Company's increased share price and higher relative total shareholder return performance.